Transamerica Investors, Inc.
on behalf of Transamerica Premier Funds (the “Funds”)
Transamerica Premier Focus Fund
Transamerica Premier Equity Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier Diversified Equity Fund
Transamerica Premier Balanced Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund
Transamerica Institutional Equity Fund
Transamerica Premier Institutional Small Cap Value Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Bond Fund
Supplement dated January 4, 2008 to the Prospectuses dated May 1, 2007
At a meeting held on November 8, 2007, the Board of Directors of Transamerica Investors, Inc. approved a series of measures that are designed to benefit the Funds by making them part of a larger family of investment companies that are managed by Transamerica Asset Management, Inc. (“TAM”), an investment adviser that, along with Transamerica Investment Management, LLC, the Funds’ current investment adviser (“TIM”), is part of the AEGON Group of Companies. The implementation of certain of these measures is subject to the approval of Fund shareholders, and the Board has authorized seeking such approval.
Fund shareholders will be asked to approve a new Investment Advisory Agreement between TAM and each of the Funds. Fund shareholders will also be asked to approve a new Investment Subadvisory Agreement between TAM and TIM with respect to each of the Funds, and to authorize TAM, with the approval of the Board of Directors, to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining shareholder approval. In addition, Fund shareholders will be asked to elect a new Board of Directors and to approve fundamental investment policies of each Fund.
A proxy statement describing these initiatives was mailed on or about December 27, 2007. If shareholder approval is obtained, these initiatives are expected to be implemented during the first quarter of 2008.
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Investors Should Retain This Supplement for Future Use